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                                                                   EXHIBIT 24.2



                               POWER OF ATTORNEY

          The Registrant and each person whose signature to this Registration Statement on Form S-4 appears below hereby authorizes Richard M. Harmon, with full power of substitution, to file one or more amendments, which amendments may make such changes he deems appropriate, and the Registrant and each such person hereby appoints Richard M. Harmon as attorney-in-fact with full power to act alone, to execute, in the name and on behalf of the Registrant and each such person, individually and in such capacity stated below, and any such amendments.

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       SIGNATURE                                  TITLE                                     DATE
       ---------                                  -----                                     ----
/s/ William W. Becker
-------------------------   Chairman of the Board of Directors of                      October 7, 1998
   William W. Becker        TeleHub Communications Corporation,
                            Director of TeleHub Network Services Corporation,
                            & Director of TeleHub Technologies Corporation
/s/ Donald H. Sledge
-------------------------   Chief Executive Officer of each Registrant,                October 7, 1998
   Donald H. Sledge         Director of TeleHub Communications Corporation,
                            Director of TeleHub Network Services Corporation,
                            Director of TeleHub Technologies Corporation
                            & sole director of TeleHub Leasing Corporation
/s/ Richard M. Harmon
-------------------------   Chief Financial Officer & Secretary of each Registrant,    October 7, 1998
  Richard M. Harmon         Director of TeleHub Communications Corporation


/s/ John Lawson
-------------------------   Principal Accounting Officer of each Registrant            October 7, 1998
     John Lawson


/s/ Michael G. McLaughlin
-------------------------   Director of TeleHub Communications Corporation,            October 7, 1998
 Michael G. McLaughlin      Director of TeleHub Network Services Corporation
                            & Director of TeleHub Technologies Corporation
/s/ Barry C. Lescher
-------------------------   Director of TeleHub Communications Corporation             October 7, 1998
   Barry C. Lescher         & Director of TeleHub Network Services Corporation


/s/ John F. Slevin
-------------------------   Director of TeleHub Communications Corporation             October 7, 1998
    John F. Slevin          Director of TeleHub Network Services Corporation
                            & Director of TeleHub Technologies Corporation

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